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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 25, 2000




                       Williams Communications Group, Inc.
             (Exact name of registrant as specified in its charter)


                      Delaware                  1-15343                    73-1462856
                  (State or other           (Commission                (I.R.S. Employer
                  jurisdiction of           File Number)               Identification No.)
                  incorporation)



         One Williams Center, Tulsa, Oklahoma                                74172
         (Address of principal executive offices                           (Zip Code)
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        Registrant's telephone number, including area code: 918-573-2000




                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On October 25, 2000, Williams Communications Group, Inc. (the
"Registrant") reported unaudited third quarter revenues of $533.8 million, including network services revenue of $178.2 million.

Item 7.    Financial Statements and Exhibits.

           The Registrant files the following exhibit as part of this report:

           Exhibit 99. Copy of the Registrant's press release, dated
                       October 25, 2000, publicly announcing the quarterly revenue reported herein.


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WILLIAMS COMMUNICATIONS GROUP, INC.




Date: October 30, 2000                 /s/ P. DAVID NEWSOME, JR.
                                       ------------------------------------
                                       Name:    P. David Newsome, Jr.
                                       Title:   Corporate Secretary


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                                Index to Exhibits
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
Exhibit
Number            Description
------            -----------
99                Copy of the Registrant's press release, dated October 25,
                  2000, publicly announcing the quarterly revenue reported
                  herein.
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